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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 27, 1999 for Lyte Optronics, Inc. and Subsidiaries for the years ended December 31, 1998 and 1997 included in American Xtal Technology, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

Arthur Andersen LLP
October 5, 2000